EXHIBIT 21.1

Legal Name	President Company/ Owner	Jurisdiction of Organization / Formation
2016 Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
2020 Health Holdings LLC	The Ensign Group, Inc.	Nevada
2410 Stillhouse Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
24th Street Healthcare Associates LLC	Bandera Healthcare LLC	Nevada
Adipiscor, LLC	The Ensign Group, Inc.	Nevada
Agape Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Alice Branch Healthcare LLC	Keystone Care LLC	Nevada
Allen Creek Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Alvarado Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
American Lake Healthcare, Inc.	Pennant Healthcare LLC	Nevada
American Robin Healthcare, Inc.	Keystone Care LLC	Nevada
Ann Arbor Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Anza Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Apache Trail Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Appaloosa Healthcare, Inc.	Ellis Pointe Health Holdings LLC	Nevada
Apple Springs Healthcare, Inc.	Keystone Care LLC	Nevada
Arizona School of Nursing LLC	Insight Healthcare LLC	Nevada
Armstrong Healthcare, Inc.	Keystone Care LLC	Nevada
Arris Health Services LLC	Covalence Health Holdings LLC	Nevada
Arvada Healthcare, Inc.	Endura Healthcare LLC	Nevada
Ascent Health Services LLC	Covalence Health Holdings LLC	Nevada
Atlantic Memorial Healthcare Associates, Inc.	Flagstone Healthcare South LLC	Nevada
Avalanche Healthcare, Inc.	Endura Healthcare LLC	Nevada
Avenues Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Avocado Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
AZ Nursing Careers, Inc.	Bandera Healthcare LLC	Nevada
Aztec Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Bainbridge Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Bakorp, L.L.C.	PMD Investments, LLC	Arizona
Bandera Healthcare LLC	The Ensign Group, Inc.	Nevada
Banner Holdings LLC	The Ensign Group, Inc.	Nevada
Bannock Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bardwell Healthcare, Inc.	Endura Healthcare LLC	Nevada
Baseline Healthcare, Inc.	Endura Healthcare LLC	Nevada
Bayshore Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Bayside Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Baywood Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Beacon Hill Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Beacon Purchasing LLC	Banner Holdings LLC	Nevada
Bear Creek Senior Living, Inc.	Pennant Healthcare LLC	Nevada
Bell Villa Care Associates LLC	Flagstone Healthcare South LLC	Nevada
Bennett Healthcare LLC	Pennant Healthcare LLC	Nevada
Bernardo Heights Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Bertetti Healthcare, Inc.	Keystone Care LLC	Nevada
Best SW Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Big Blue Healthcare LLC	Gateway Healthcare LLC	Nevada
Bijou Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Bijou Healthcare LLC	Endura Healthcare LLC	Nevada
Black Ridge Canyon Healthcare LLC	Keystone Care LLC	Nevada
Blackbird Senior Living, Inc.	Bandera Healthcare LLC	Nevada
Bouverie Healthcare Services, Inc.	Flagstone Healthcare North, Inc.	Nevada
Brackenridge Healthcare, Inc.	Keystone Care LLC	Nevada
Brenwood Park Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Bridgestone Living LLC	The Ensign Group, Inc.	Nevada
Brownsville Care Associates, Inc.	Keystone Care LLC	Nevada
Bruce Neenah Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Buffalo Creek Healthcare LLC	Keystone Care LLC	Nevada
Burch Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
C Street Health Associates LLC	Flagstone Healthcare Central LLC	Nevada
Calavaras Creek Healthcare LLC	Keystone Care LLC	Nevada
California Nursing Academy, Inc.	Flagstone Healthcare South LLC	Nevada
Camarillo Community Care, Inc.	Flagstone Healthcare Central LLC	Nevada
Canary Bend Healthcare LLC	Keystone Care LLC	Nevada
Cane Island Healthcare, Inc.	Keystone Care LLC	Nevada
Canyon Springs Senior Living, Inc.	Bridgestone Living LLC	Nevada
Capstone Resources, Inc.	Capstone Transportation Investments, Inc.	Nevada
Capstone Transportation Investments, Inc.	The Ensign Group, Inc.	Nevada
Cardiff Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Carolina Healthcare LLC	Hopewell Healthcare LLC	Nevada
Carrollton Heights Healthcare, Inc.	Keystone Care LLC	Nevada
Castle Pines Healthcare LLC	Endura Healthcare LLC	Nevada
Cedar City Healthcare LLC	Milestone Healthcare LLC	Nevada
Central Avenue Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Chaparral Healthcare, Inc.	Keystone Care LLC	Nevada
Chateau Julia Healthcare, Inc.	Endura Healthcare LLC	Nevada
Cherokee Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Cherry Hills Healthcare, Inc.	Endura Healthcare LLC	Nevada
Chickadee Healthcare LLC	Keystone Care LLC	Nevada
Circle Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
City Heights Health Associates LLC	Flagstone Healthcare South LLC	Nevada
Claremont Foothills Health Associates LLC	Flagstone Healthcare Central LLC	Nevada
Clark Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Claydelle Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Cloverleaf Healthcare LLC	Gateway Healthcare LLC	Nevada
Coldwater Springs Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Columbia River Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Concord Avenue Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Congaree Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Conrad Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Constitution Road Healthcare, Inc.	Endura Healthcare LLC	Nevada
Conway Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Copeland Healthcare, Inc.	Keystone Care LLC	Nevada
Cornet Limited, Inc.	The Ensign Group, Inc.	Arizona
Costa Victoria Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Covalence Health Holdings LLC	The Ensign Group, Inc.	Nevada
Cow Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Cress Creek Healthcare LLC	Pennant Healthcare LLC	Nevada
Crown Hill Healthcare LLC	Endura Healthcare LLC	Nevada
Crystal Lake Healthcare, Inc.	Keystone Care LLC	Nevada
Cypress Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Da Vinci Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Daffodil Healthcare, Inc.	Keystone Care LLC	Nevada
Davis Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
De Moisy Healthcare LLC	Milestone Healthcare LLC	Nevada
Deer Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Desert Cove Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Dessau Healthcare, Inc.	Keystone Care LLC	Nevada
Devonshire Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Diamond Valley Health Holdings LLC	The Ensign Group, Inc.	Nevada
Discovery Trail Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Dorothy Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Downey Community Care LLC	Flagstone Healthcare South LLC	Nevada
Duck Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Eagle Harbor Healthcare LLC	Pennant Healthcare LLC	Nevada
East Mesa Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Echo Canyon Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Eiffel Healthcare LLC	Keystone Care LLC	Nevada
Elati Health Holdings LLC	Turnberry Health Holdings LLC	Nevada
Elkhorn Health Holdings LLC	The Ensign Group, Inc.	Nevada
Ellis Pointe Health Holdings LLC	Keystone Care LLC	Nevada
Empirecare Health Associates LLC	Flagstone Healthcare Central LLC	Nevada
Endura Healthcare LLC	The Ensign Group, Inc.	Nevada
Ensign Cloverdale LLC	Flagstone Healthcare North, Inc.	Nevada
Ensign Montgomery LLC	Flagstone Healthcare North, Inc.	Nevada
Ensign Palm I LLC	Flagstone Healthcare Central LLC	Nevada
Ensign Panorama LLC	Flagstone Healthcare Central LLC	Nevada
Ensign Pleasanton LLC	Flagstone Healthcare North, Inc.	Nevada
Ensign Sabino LLC	Bandera Healthcare LLC	Nevada
Ensign San Dimas LLC	Flagstone Healthcare Central LLC	Nevada
Ensign Santa Rosa LLC	Flagstone Healthcare North, Inc.	Nevada
Ensign Services, Inc.	The Ensign Group, Inc.	Nevada
Ensign Sonoma LLC	Flagstone Healthcare North, Inc.	Nevada
Ensign Whittier East LLC	Flagstone Healthcare South LLC	Nevada
Ensign Whittier West LLC	Flagstone Healthcare South LLC	Nevada
Ensign Willits LLC	Flagstone Healthcare North, Inc.	Nevada
Fawn Meadows Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Flagstone Healthcare Central LLC	The Ensign Group, Inc.	Nevada
Flagstone Healthcare North, Inc.	The Ensign Group, Inc.	Nevada
Flagstone Healthcare South LLC	The Ensign Group, Inc.	Nevada
Flintrock Falls Healthcare, Inc.	Keystone Care LLC	Nevada
Floyde Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Forney Lake Healthcare, Inc.	Keystone Care LLC	Nevada
Forrest Hill Healthcare LLC	Keystone Care LLC	Nevada
Fossil Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Fox Sparrow Healthcare, Inc.	Keystone Care LLC	Nevada
Franklin Avenue Healthcare, Inc.	Endura Healthcare LLC	Nevada
Franklin Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Fullerton Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Garwood Health Holdings II LLC	Standard Bearer Healthcare OP, LP	Nevada
Gate Three Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Gateway Healthcare LLC	The Ensign Group, Inc.	Nevada
Gem Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Getzendaner Healthcare, Inc.	Keystone Care LLC	Nevada
Glendale Healthcare Associates LLC	Bandera Healthcare LLC	Nevada
Golden Eagle Senior Living, Inc.	Flagstone Healthcare Central LLC	Nevada
Golden Oaks Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Golden Years Program, Inc.	Milestone Healthcare LLC	Nevada
Goldfield Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
Good Hope Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Gooding Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Graceland Senior Living, Inc.	Gateway Healthcare, Inc. Operated, Bridgestone Living LLC Owned	Nevada
Grand Avenue Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Grand Villa PHX, Inc.	Keystone Care LLC	Nevada
Grassland Healthcare and Rehabilitation, Inc.	Keystone Care LLC	Nevada
Green Bay Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Green Heron Senior Living, Inc.	Bandera Healthcare LLC	Nevada
Green Mountain Healthcare LLC	Keystone Care LLC	Nevada
Green Mountain Personalized Care, Inc.	Keystone Care LLC	Nevada
Gypsum Creek Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Harlan Heights Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Harlingen Healthcare, Inc.	Keystone Care LLC	Nevada
Harmony Health Holdings LLC	The Ensign Group, Inc.	Nevada
Harrison Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
HB Healthcare Associates LLC	Flagstone Healthcare South LLC	Nevada
Healthlift Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Heartland Health Holdings II LLC	Standard Bearer Healthcare OP, LP	Nevada
Highland Healthcare LLC	Bandera Healthcare LLC	Nevada
Higley Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Hill Country Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Holford Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Homedale Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Hopewell Healthcare LLC	The Ensign Group, Inc.	Nevada
Hoquiam Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Hub City Healthcare LLC	Keystone Care LLC	Nevada
Hueneme Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Huntington Beach Convalescent Hospital Asset LLC	Longboard Health Holdings LLC	Delaware
Hutchins Healthcare, Inc.	Keystone Care LLC	Nevada
Hyrum Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Immediate Clinic Seattle, Inc.	Immediate Clinic, LLC	Nevada
Insight Healthcare LLC	The Ensign Group, Inc.	Nevada
Ionic Health Services LLC	Covalence Health Holdings LLC	California
Iron Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Iron Horse Healthcare LLC	Gateway Healthcare LLC	Nevada
Jack Finney Healthcare, Inc.	Keystone Care LLC	Nevada
JARR Transportation Group, Inc.	Capstone Transportation Investments, Inc.	Arizona
Jefferson Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Jordan Health Associates, Inc.	Milestone Healthcare LLC	Nevada
JRT Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Kenosha Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Kettle Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Keystone Care LLC	The Ensign Group, Inc.	Nevada
Klement Healthcare, Inc.	Keystone Care LLC	Nevada
Knight Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Krypton Health Services LLC	Covalence Health Holdings LLC	Nevada
La Jolla Skilled LLC	Flagstone Healthcare South LLC	Nevada
La Veta Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Lake Cassidy Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lake Island Healthcare LLC	Keystone Care LLC	Nevada
Lake Pleasant Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Lake Pointe Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lake Washington Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Lakewood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lakewood Healthcare, Inc.	Standard Bearer Healthcare OP, LP	Nevada
Ledbetter Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Legend Lake Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lemon Grove Health Associates LLC	Flagstone Healthcare South LLC	Nevada
Lil’ Tots Day Program, Inc.	Milestone Healthcare LLC	Nevada
Lilly Road Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lindahl Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Little Blue Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Little Mountain Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Little Village Day Care, Inc.	Keystone Care LLC	Nevada
Littleton Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Livingston Care Associates, Inc.	Keystone Care LLC	Nevada
Lone Pine Ridge Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Lone Star MTC, Inc.	Capstone Transportation Investments, Inc.	Nevada
Longboard Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lookout Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
Lowell Healthcare, Inc.	Endura Healthcare LLC	Nevada
Lucky Peak Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Ludden Healthcare LLC	Bandera Healthcare LLC	Nevada
Lynnwood Health Services, Inc.	Pennant Healthcare LLC	Nevada
Madison Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Madison Pointe Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Magic Valley Senior Living, Inc.	Bridgestone Living LLC	Nevada
Manitowoc Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Manor Park Healthcare LLC	Pennant Healthcare LLC	Nevada
Maple Hills Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Marguerite Holdings LLC	The Ensign Group, Inc.	Nevada
Marion Health Associates, Inc.	Endura Healthcare LLC Operated, Bridgestone Living LLC Owned	Nevada
Market Bayou Healthcare, Inc.	Keystone Care LLC	Nevada
MavStar Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
McAllen Care Associates, Inc.	Keystone Care LLC	Nevada
McAllen Community Healthcare LLC	Keystone Care LLC	Nevada
McCall Healthcare LLC	Pennant Healthcare LLC	Nevada
McFarland Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
MedStar Medical Transportation, LLC	JARR Transportation Group, Inc.	Arizona
Menomonee Health Holdings LLC	The Ensign Group, Inc.	Nevada
Meridian Healthcare LLC	Pennant Healthcare LLC	Nevada
Midland Nampa Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Midland Nampa Healthcare LLC	Pennant Healthcare LLC	Nevada
Milestone Healthcare LLC	The Ensign Group, Inc.	Nevada
Mission Trails Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Misty Willow Healthcare, Inc.	Keystone Care LLC	Nevada
Mockingbird Healthcare, Inc.	Keystone Care LLC	Nevada
Monroe Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Montebella Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Mountain View Retirement, Inc.	Milestone Healthcare LLC Operated, Bridgestone Living LLC Owned	Nevada
Murphy Health Holdings II LLC	Standard Bearer Healthcare OP, LP	Nevada
Mustang Ridge Healthcare, Inc.	Keystone Care LLC	Nevada
Myrtle Springs Healthcare, Inc.	Ellis Pointe Health Holdings LLC	Nevada
Nautilus Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
NB Brown Rock Healthcare, Inc.	Keystone Care LLC	Nevada
New England Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Nobel Health Properties LLC	Standard Bearer Healthcare OP, LP	Nevada
Nordic Valley Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
North Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
North Parkway Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
North Parkway Healthcare LLC	Milestone Healthcare LLC	Nevada
Northern Oaks Healthcare, Inc.	Keystone Care LLC	Nevada
Oak Point Healthcare, Inc.	Keystone Care LLC	Nevada
Oceanview Healthcare, Inc.	Keystone Care LLC	Nevada
Ocotillo Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Olmstead Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Olympus Health, Inc.	Milestone Healthcare LLC	Nevada
Ottawa Healthcare LLC	Gateway Healthcare LLC	Nevada
Pacific Mobile Diagnostics Holdings, LLC	PMD Investments, LLC	Nevada
Padua Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Panorama Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Park Waverly Healthcare LLC	Bandera Healthcare LLC	Nevada
Parkside Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Pennant Healthcare LLC	The Ensign Group, Inc.	Nevada
Peoria Healthcare LLC	Bandera Healthcare LLC	Nevada
Percheron Healthcare, Inc.	Ellis Pointe Health Holdings LLC	Nevada
Permunitum LLC	The Ensign Group, Inc.	Nevada
Perris Hills Healthcare LLC	Flagstone Healthcare Central LLC	Nevada
Pikes Peak Healthcare, Inc.	Endura Healthcare LLC	Nevada
Pine Forest Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Piney Lufkin Healthcare, Inc.	Keystone Care LLC	Nevada
Pleasant Run Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
PMD Investments, LLC	The Ensign Group, Inc.	Nevada
PMD X-Ray Services, LLC	Bakorp L.L.C.	Nevada
PMDAZ, LLC	Bakorp L.L.C.	Nevada
PMDCO, LLC	Bakorp L.L.C.	Nevada
PMDTC, LLC	Bakorp L.L.C.	Nevada
PMDUT, LLC	Bakorp L.L.C.	Nevada
Pocatello Health Services, Inc.	Pennant Healthcare LLC	Nevada
Pointe Meadow Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Pomerado Ranch Healthcare LLC	Keystone Care LLC	Nevada
Portside Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Powderhorn Mountain Healthcare LLC	Keystone Care LLC	Nevada
Powers Park Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Prairie Creek Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Prairie Ridge Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Presidio Health Associates LLC	Bandera Healthcare LLC	Nevada
Price Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Primrose Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Quail Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Queenston Healthcare, Inc.	Keystone Care LLC	Nevada
Quorum Services, Inc.	The Ensign Group, Inc.	Nevada
Quorum Ventures, Inc.	The Ensign Group, Inc.	Nevada
Racine Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Radiant Hills Health Associates LLC	Bandera Healthcare LLC	Nevada
Ramon Healthcare Associates LLC	Flagstone Healthcare Central LLC	Nevada
Randolph Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Red Cliffs Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Red Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
Redbrook Healthcare Associates LLC	Flagstone Healthcare Central LLC	Nevada
RenewCare of Scottsdale, Inc.	Bandera Healthcare LLC	Nevada
Richmond Senior Services, Inc.	Keystone Care LLC	Nevada
Rio Hondo Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Rio Mesa Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Riverside Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Riverview Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Riverview Village Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Riverwalk Healthcare, Inc.	Keystone Care LLC	Nevada
Roadrunner Healthcare, Inc.	Keystone Care LLC	Nevada
Rock Canyon Healthcare LLC	Endura Healthcare LLC	Nevada
Rock Hill Healthcare LLC	Hopewell Healthcare LLC	Nevada
Rocky Mountain Medical Transportation Company, Inc.	Capstone Transportation Investments, Inc.	Nevada
Rose Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Rose Park Healthcare Associates, Inc.	Flagstone Healthcare South LLC	Nevada
Rosemead Health Holdings LLC	The Ensign Group, Inc.	Nevada
Rowlett Creek Healthcare LLC	Keystone Care LLC	Nevada
Royal View Healthcare LLC	Bandera Healthcare LLC	Nevada
Sage Terrace Healthcare LLC	Keystone Care LLC	Nevada
Salado Creek Senior Care, Inc.	Keystone Care LLC	Nevada
Sand Hollow Healthcare LLC	Milestone Healthcare LLC	Nevada
Sandpiper Senior Living LLC	Flagstone Healthcare South LLC	Nevada
Santa Catalina Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Santa Maria Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Santiago Healthcare LLC	Keystone Care LLC	Nevada
Santiago Personal Care, Inc.	Keystone Care LLC	Nevada
Savoy Healthcare, Inc.	Keystone Care LLC	Nevada
Sawtooth Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Scandinavian Court Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Second West Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sedgewood Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sentinel Peak Healthcare LLC	Bandera Healthcare LLC	Nevada
Sheboygan Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sherman Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sherwood Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Shoshone Health Holdings LLC	The Ensign Group, Inc.	Nevada
Somers Kenosha Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Songbird Healthcare, Inc.	Keystone Care LLC	Nevada
South C Health Holdings LLC	The Ensign Group, Inc.	Nevada
South Valley Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Southern Charm Healthcare LLC	Hopewell Healthcare LLC	Nevada
Southern Oaks Healthcare LLC	Keystone Care LLC	Nevada
Southland Management LLC	Flagstone Healthcare South LLC	Nevada
Southside Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Spring Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Stagecoach Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Standard Bearer Healthcare OP GP, LLC	The Ensign Group, Inc.	Delaware
Standard Bearer Healthcare OP, LP	Standard Bearer Healthcare REIT, Inc.Owned; Standard Bearer Healthcare OP GP, LLC Operated	Delaware
Standard Bearer Healthcare REIT, Inc.	The Ensign Group, Inc.	Maryland
Standardbearer Insurance Company, Inc.	The Ensign Group, Inc.	Arizona
Stanton Lake Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Statler Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Steelhead Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Stevens Point Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Stoney Hill Healthcare LLC	Hopewell Healthcare LLC	Nevada
Stoughton Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Subacute Facility Services, Inc.	Gateway Healthcare LLC	Nevada
Successor Healthcare LLC	Milestone Healthcare LLC	Nevada
Summit Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Summit Trail Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sunflower Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sunland Health Associates LLC	Bandera Healthcare LLC	Nevada
Sunny Acres Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sunny Acres Healthcare LLC	Endura Healthcare LLC	Nevada
Sunrise Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
Terrace Court Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
The Ensign Group, Inc.	N/A	Delaware
TheraTroopers CA, Inc.	Theratroopers Holdings LLC	Nevada
Theratroopers Holdings LLC	The Ensign Group, Inc.	Nevada
TheraTroopers, Inc.	Theratroopers Holdings LLC	Nevada
Thorncreek Health Holdings LLC	The Ensign Group, Inc.	Nevada
Thorntree Healthcare, Inc.	Keystone Care LLC	Nevada
Thunderbird Health Holdings LLC	The Ensign Group, Inc.	Nevada
Top City Healthcare LLC	Gateway Healthcare LLC	Nevada
Tortolita Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Towers Park Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Towers Park Healthcare LLC	Keystone Care LLC	Nevada
Towers Park Personal Care, Inc.	Keystone Care LLC	Nevada
Town East Healthcare, Inc.	Keystone Care LLC	Nevada
Tradewind Healthcare, Inc.	Keystone Care LLC	Nevada
Treasure Hills Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Treasure Valley Senior Living, Inc.	Bridgestone Living LLC	Nevada
Treaty Healthcare, Inc.	Keystone Care LLC	Nevada
Tree City Healthcare, Inc.	Keystone Care LLC	Nevada
Tulip Healthcare LLC	Gateway Healthcare LLC	Nevada
Turnberry Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Tustin Hills Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Two Rivers Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Two Trails Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Union Hill Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Upland Community Care, Inc.	Flagstone Healthcare Central LLC	Nevada
Valley View Health Services, Inc.	Pennant Healthcare LLC	Nevada
Velda Rose Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Victoria Ventura Healthcare LLC	Flagstone Healthcare Central LLC	Nevada
Victory Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Viewpoint Healthcare LLC	Bandera Healthcare LLC	Nevada
Vista Woods Health Associates LLC	Flagstone Healthcare South LLC	Nevada
Wallsville Healthcare LLC	Keystone Care LLC	Nevada
Washington Heights Healthcare LLC	Milestone Healthcare LLC	Nevada
Waterfall Canyon Healthcare LLC	Milestone Healthcare LLC	Nevada
Watson Woods Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Wellington Healthcare, Inc.	Keystone Care LLC	Nevada
West 5600 Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
West 5600 Healthcare LLC	Milestone Healthcare LLC	Nevada
West Ashby Healthcare, Inc.	Keystone Care LLC	Nevada
West Escondido Healthcare LLC	Flagstone Healthcare South LLC	Nevada
West Meadow Health Holdings II LLC	Standard Bearer Healthcare OP, LP	Nevada
West Olive Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
West Owyhee Health Holdings LLC	The Ensign Group, Inc.	Nevada
West Pine Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
West Van Buren Healthcare, Inc.	Endura Healthcare LLC	Nevada
Western Canal Healthcare LLC	Bandera Healthcare LLC	Nevada
Western Edge Health Holdings LLC	Turnberry Health Holdings LLC	Nevada
Whispering Pines Healthcare, Inc.	Keystone Care LLC	Nevada
Wildcreek Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Wildwood Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Willow Canyon Healthcare LLC	Bandera Healthcare LLC	Nevada
Willow Springs Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Windsor Lake Healthcare, Inc.	Endura Healthcare LLC Operated, Bridgestone Living LLC Owned	Nevada
Wisconsin Rapids Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Wolf Point Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Wolf River Healthcare LLC	Gateway Healthcare LLC	Nevada
Wood Bayou Healthcare, Inc.	Keystone Care LLC	Nevada
Woodard Creek Healthcare LLC	Pennant Healthcare LLC	Nevada
Yellow Rose Health Holdings LLC	The Ensign Group, Inc.	Nevada
Youngtown Health, Inc.	Bandera Healthcare LLC	Nevada
Yucca Flats Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Zion Healthcare, Inc.	Milestone Healthcare LLC	Nevada